UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

_________________________________

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):   July 30, 2007

CENTALE, INC.
(Exact Name of Registrant as Specified in its Charter)
New York	0-50863	30-0299889
(State of	(Commission File Number)	(IRS Employer
Incorporation)		Identification No.)
191 Main Street, East Aurora, NY 14052
(Address of principal executive offices)
(716) 714-2000
Registrant’s Telephone Number

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

9 Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

9 Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

9 Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

9 Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Item 5.02

Departure of Directors or Principal Officers

On July 30, 2007 Carlos Huerta resigned from his position as a member of Centale’s Board of Directors.

On August 1, 2007 Dan DeArmas resigned from his position as a member of Centale’s Board of Directors.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CENTALE, INC.

Dated:  August 2, 2007

By: /s/ Thaddeus A. Wier, Jr.

      Thaddeus A. Wier, Jr.

      Chief Executive Officer